Exhibit 99.1

Lexaria Receives Notice of Allowance of First Patent by US Patent Office

Kelowna, BC / July 12, 2016 / Lexaria Bioscience Corp. (OTCQB:LXRP) (CSE:LXX) (the “Company”) is very pleased to announce a watershed event in its advancement as a bioscience company: it has just received its first Notice of Allowance for one of its US patent applications from the US Patent and Trademark Office (USPTO).

Lexaria is very pleased at the unexpectedly rapid allowance of these first claims protecting its intellectual property portfolio by the USPTO, and has every reason to believe this is only the first of what will be several successful patent applications. The Notice of Allowance concludes the substantive examination of US Patent Application Serial No. 14/735,844 by the USPTO and will result in the issuance of a US patent after remaining administrative processes are completed in the next several weeks. The US patent scheduled to issue from this application will expire no earlier than June 10, 2035.

This patent application allowance adds value to the Company in three crucial ways:

First, the issued patent will provide us with the exclusive right to prevent others from making, using, selling, or importing the claimed invention in the US, and the right to collect damages for any such unlawful activity. This greatly strengthens our competitive position and elevates the relative value of our intellectual property (IP).

Second, it strengthens the Company’s financial leverage for existing and future technology licensing agreement negotiations with our USPTO-recognized IP. Lexaria previously began monetizing its IP in May 2016 with our first licensing agreement, and is now in a stronger position than ever to both continue and even accelerate this process.

Third, it strengthens our optimism that the Company will achieve similar success with additional IP claims it has filed with the USPTO and under the international Patent Cooperation Treaty (PCT). As Lexaria continues to expand its allowable and issued patent portfolio, its ability to enter additional technology licensing agreements should greatly expand.

The title of the patent application allowed by the USPTO is “Food and Beverage Compositions Infused with Lipophilic Active Agents and Method of Use Thereof”. The allowed application includes a series of Lexaria’s method claims for combining a lipophilic active agent together with a bioavailability and taste enhancing oil by way of dehydration or lyophilization, and doing so in contact with a food product substrate material. Lexaria still has a number of additional patent applications undergoing review by the USPTO and patent application continuations planned in order to further broaden its expected set of compositional and method patent claims regarding the technology. As a result, it is not possible to know how many additional allowed patents may be achievable although there could be many.

“Lexaria believes that anytime and every time it is successful in progressing a patent application into a granted patent, it not only reinforces the validity of its underlying encapsulation technology, but it also opens new areas of potential revenue generation and economic activity,” said John Docherty, President of the Company. “Lexaria’s allowed and pending patent portfolio is both broad and deep and its executives continue to investigate additional new areas of IP that could be symbiotic with that which is already known.”

Lexaria’s business plan is focused in part on the leveraging of its IP prowess in disparate areas of the economy, such as the rapidly evolving cannabinoid sector; the vitamin sector; the NSAID sector; and even the nicotine sector. Lexaria’s unique technology allows for more efficient and effective absorption of molecules such as these, while simultaneously masking, and at times even eliminating, inherent strong flavours and/or odors typical of those molecules. Lexaria’s technology is extremely cost effective to implement and applicable to the widest imaginable spectrum of foods including but not limited to chocolates, candies, coffee, tea, a wide variety of other beverages, protein bars, cookies, pastas, entrees, breads, and much more.

The Company is grateful for the dedication and vision of its technology founders, of its talented IP team, and of its management team who have together guided this successful process.

About Lexaria
Lexaria Bioscience Corp. is a food sciences company focused on the delivery of active compounds that can behave as superfoods through its proprietary infusion technologies. Lexaria’s technology enables higher bioavailability rates for CBD; THC; NSAIDs; Nicotine and other molecules than is possible without lipophilic enhancement technology. This can allow for lower overall dosing requirements and/or higher effectiveness in active molecule delivery. Lexaria hopes to reduce other common but less healthy ingestion methods such as smoking as it embraces the benefits of public health. www.lexariaenergy.com

FOR FURTHER INFORMATION PLEASE CONTACT:

Lexaria Bioscience Corp.
Chris Bunka
Chairman & CEO
(250) 765-6424

FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements, including but not limited to: any revenue or license fee payments that may be realized from the license agreement, the introduction of any product lines that are derived from the license agreement, that any similar license arrangements may be entered into with other companies or partners, that the Company’s technology enables higher rates of absorption of certain molecules such as vitamins and cannabinoids while simultaneously masking and at times even eliminating inherent strong flavors and/or odors typical of those molecules, or that the technology will function in a similar manner if tested with THC, nicotine, or any of the other molecules named in our patent applications. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. Access to capital, or lack thereof, is a major risk and there is no assurance that the Company will be able to raise required working capital. Factors which could cause actual results to differ materially from those estimated by the Company include, but are not limited to, government regulation, managing and maintaining growth, the effect of adverse publicity, litigation, competition, the patent application and approval process and other factors which may be identified from time to time in the Company's public announcements and filings. There is no assurance that the license agreement, hemp oil sector, or alternative health businesses will provide any benefit to Lexaria, or that the Company will experience any growth through participation in these sectors or as a result of the license agreement. There is no assurance that existing capital is sufficient for the Company's needs or that it will be able to raise additional capital. There is no assurance that any planned corporate activity, business venture, or initiative will be pursued, or if pursued, will be successful. There is no assurance that any patent application in the USA or any other nation or under any treaty will result in the award of an actual patent; nor that an award of any actual patent will protect against challenges from unknown third parties. There is no assurance that any definitive agreement will be reached to license the Company’s technology to any third party in return for compensation. There is no assurance that the Company’s competitive position, financial leverage, or likelihood of receiving additional patent allowances will be improved as a result of the current patent allowance by the USPTO. There is no assurance that any of Lexaria’s postulated uses, benefits, or advantages for the patent-pending technology will in fact be realized in any manner or in any part. No statement herein has been evaluated by the Food and Drug Administration (FDA). ViPovaTM products are not intended to diagnose, treat, cure or prevent any disease.

The CSE has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.